Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of Genex Pharmaceutical, Inc. (the “Company”) for the three months ended March 31, 2007, I, Fuzhi Song, Chairman of the Board of Directors, Chief Executive Officer and President, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2007

/s/ Fuzhi Song
Fuzhi Song
Chairman of the Board of Directors, Chief Executive
Officer and President (Chief Executive Officer)